                                                                   EXHIBIT 10.29


                   ADDENDUM TO PROFESSIONAL SERVICES AGREEMENT

      This Addendum to the foregoing Professional Services Agreement, dated June 28th, 2002, (the "Agreement") is hereby made and entered into this 27th day of August, 2002 by and between General Electric Company, acting through and on behalf of its GE Medical Systems business, ("Customer") and Selectica, Inc., a Delaware corporation with principal offices located at 3 West Plumeria Drive, San Jose, CA 94134 ("Selectica") (as those terms are defined in the Agreement).

      Notwithstanding anything in the Agreement to the contrary, the Agreement is hereby amended and/or supplemented as hereinafter set forth:

      1. Delete the first paragraph of the Agreement in its entirety and replace as follows:

      "This Professional Services Agreement ("Agreement") is entered into by and between General Electric Company, acting through and on behalf of its GE Medical Systems business, ("Customer") and Selectica, Inc., a Delaware corporation with principal offices located at 3 West Plumeria Drive, San Jose, CA 95134 ("Selectica") is effective on the date it is signed by both parties ("Effective Date")."

      2. Schedule A FEES FOR PROFESSIONAL SERVICES. TERM. Insert a new subsection 2. Expenses, (v) through (vii) as follows:

      "(v) Temporary Housing: GEMS shall reimburse Selectica for the rental of apartment totaling 10 but no more than 15. Said cost not to exceed $1,335.00, per apartment, and not without prior written approval for GEMS. Selectica shall sign all leases for housing and accepts all liability for damages.

      (vi) Car Lease: GEMS shall reimburse Selectica for the lease rental of vehicles not to exceed 14. Said cost not to exceed $640.00, per vehicle, and not without prior written approval from GEMS. Selectica shall sign all leases and insurance for car rental and accepts all liability for damages.

      (vii) Termination/Extension: If project terminates early GEMS agrees to pay the remainder of the leases, or if project goes longer than expected, upon GEMS prior written approval, GEMS will reimburse Selectica for the additional expenses incurred with this extension.

      (viii) Round-Trip Visits: GEMS shall allow a specific number of airline round-trip visits to San Jose, California for the below referenced positions. Said number of visits shall not be exceeded without GEMS prior written consent."

      (viii)

            TITLE                         ROUND-TRIP VISITS TO CALIFORNIA
            -----                         -------------------------------
            Engagement Manager                          42
            Chief Program Manager                       22
            Solution Architect                          22
            Track lead (1)                              22
            Track lead                                   9
            Track lead                                   9
            Track lead                                   9
            Consultant                                   3
            Consultant                                   3
            Consultant                                   3
            Consultant                                   3
            Consultant                                   3

      3. Effect of Addendum. Except, as hereinabove specifically set forth, the Agreement is not otherwise herein amended. In the event of a conflict between the terms and conditions of this Addendum and those contained within the Agreement, the terms and conditions of this Addendum shall prevail.

      THIS ADDENDUM, INCLUDING THE AGREEMENT OF WHICH IT IS A PART, IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR OR CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS ADDENDUM AND THE AGREEMENT.

In Witness Whereof, the undersigned have executed this Addendum to Professional Services Agreement as of the date first written above.

SELECTICA, INC.,                       GENERAL ELECTRIC COMPANY,
                                       ACTING THROUGH AND ON BEHALF OF ITS
                                       GE MEDICAL SYSTEMS BUSINESS


By: /s/ Stephen Bennion                By: /s/ Sheila Schlines
    -----------------------------          ---------------------------------
    (Authorized Signature)                 (Authorized Signature)

    Stephen Bennion (CFO)                  Sheila Schlines
    -----------------------------          ---------------------------------
    (Printed Name and Title)               (Printed Name and Title)

    8/27/02                                8/27/02
    -----------------------------          ---------------------------------
    (Date)                                 (Date)